Tax-Free Trust of Oregon
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666



Statement of Additional Information                            January 31, 2007
                                                   As Supplemented June 1, 2007




     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated January 31, 2007: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


           Prospectuses may be obtained from the Trust's Distributor,
                           Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll-free
                                 or 212-697-6666


Financial Statements


         The financial statements for the Trust for the year ended September 30, 2006, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Trust can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS

Trust History................................................................2
Investment Strategies and Risks..............................................2
Trust Policies...............................................................9
Management of the Trust.....................................................10
Ownership of Securities.....................................................21
Investment Advisory and Other Services......................................22
Brokerage Allocation and Other Practices....................................35
Capital Stock...............................................................36
Purchase, Redemption, and Pricing of Shares.................................38
Additional Tax Information..................................................47
Underwriters................................................................48
Appendix A................................... ..............................49

                            Tax-Free Trust of Oregon

                       Statement of Additional Information

                                  Trust History

         The Trust is a series of The Cascades Trust, a Massachusetts business trust (the "Business Trust"), formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, which continues to be called Tax-Free Trust of Oregon.

         The Trust is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), Dominion Bond Rating Service ("DBRS") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Oregon Obligations which the Trust may purchase.


         The table below gives information as to the percentage of Trust net assets invested as of September 30, 2006, in Oregon Obligations in the various rating categories:



Highest rating (1).........................................................71.8%
Second highest rating (2)..................................................25.1%
Third highest rating (3)....................................................1.7%
Fourth highest rating (4)...................................................0.8%
Not rated:..................................................................0.6%
                                                                            ----
                                                                          100.0%


(1) Aaa of Moody's or AAA of S&P, DBRS or Fitch.
(2) Aa of Moody's or AA of S&P, DBRS or Fitch.
(3) A of Moody's, S&P, DBRS or Fitch.
(4) Baa of Moody's or BBB of S&P, DBRS or Fitch.

Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.


Additional Information about the State of Oregon and Oregon Obligations


         In addition to the material in the Prospectus the following is a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.



         Budgetary Process. The finances of the State are managed on a biennial basis. A biennium begins July 1 and ends June 30 of odd-numbered years. After reviewing and revising the Governor's proposed budget, the Legislative Assembly then passes separate appropriation bills to provide expenditure authority. The Governor may veto an entire bill or may veto individual items in a bill without affecting any other provisions in such bill. An appropriation bill may not contain provisions on any subject other than appropriations. The Governor's veto may be overridden by a two-thirds vote of the Legislative Assembly, although additional legislation may be adopted in subsequent special sessions.



         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The State Emergency Fund is funded with moneys appropriated to it by the Legislative Assembly as a part of the State's regular budgeting process. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The Legislative Assembly may also meet in special session during the biennium to adjust the budget in accordance with any significant revenue shortfall.


         A central feature of the budgeting process in the State is the constitutional requirement that the budget be in balance at the end of each biennium. The State may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium. Article IX, section 6 of the Oregon Constitution states that "whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense of the ensuing fiscal year."
Article IX, section 2 of the Oregon Constitution states that "The Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year, and also a sufficient sum to pay the interest of each State debt, if there be any. The State has several basic tools available to balance the budget including, but not limited to, tax increases, fee increases, and expenditure reductions. Since other provisions of the Oregon Constitution limit the ability of the Legislative Assembly to raise taxes (bills to increase taxes must be approved by a three-fifths vote of each house of the Legislative Assembly and may be referred to the voters), the Legislative Assembly does not always increase taxes to balance the budget. Instead, the Legislative Assembly may balance the budget by increasing fees (bills to increase fees do not require three-fifths approval) or by reducing expenditures.


         Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of four segments distinguished by source of revenue: programs supported by General Fund revenues; by Other Funds (dedicated fund) revenues; by lottery funds; and by Federal Funds. In its 2005 Regular Session, the Oregon Legislative Assembly approved General Fund and Lottery appropriations totaling approximately $12.3 billion for the 2005-2007 biennium.



         In November 2004 Oregonians passed citizen initiative "Measure 37", an initiative designed to entitle certain landowners either to receive compensation for the decline in value of their property as the result of certain land use regulations or to have the property released from the restrictions. In 2000, the State's voters approved a constitutional amendment that would have required the State and local governments to compensate property owners for land use restrictions. The Oregon Supreme Court held that the amendment violated the Oregon Constitution, and the amendment never took effect. In February 2006 the Oregon Supreme Court determined that Measure 37 seeks to change Oregon Statutes and not the Constitution, thus can be modified by the Legislative Assembly. As of mid-June 2006 about 1900 Measure 37 claims had been filed with compensation from those claims at approximately $3.5 billion. The actual amounts to be paid under Measure 37 are uncertain in that the applicable laws may be waived rather than paying compensation, and the ultimate interpretation of the measure is not predictable.



         In March of 2006, a group of school districts filed suit claiming that the legislature's funding of public K-12 education is inadequate under the state constitution and requested that the court require the legislature to appropriate funds for the current biennium to meet certain quality goals. The State prevailed in trial court in September 2006; the school districts are expected to appeal.


         Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of participation unless so authorized in the "biennial bonding bill." Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.


         The authorized general obligation debt is broken down into two categories, general-fund supported and fully self-supporting. Examples of general-fund supported programs are the Higher Education Facility, Pollution Control, School Bond Guaranty program, and Pension Obligation bonds. Fully self-supporting programs include Veterans Welfare, Higher Education, Pollution Control, Water resources, Elderly & Disabled Housing, and Alternate Energy project bonds. Facilities acquired under the Pollution Control program are required to conservatively appear to be at least 70 percent self-supporting and self-liquidating from revenue, gifts, federal government grants, user charges, assessments, and other fees; therefore they can be found under both categories. As of September 2006, the total balance of general obligation bonds was $4.17 billion. As of September 2006 the debt service requirements for general obligation bonds, including interest of approximately $3.21 billion, was $7.38 billion.



         In November 1998, voters approved the Oregon School Bond Guaranty Act. This law authorizes the state to use its full faith, credit and unlimited taxing power pledge to guarantee the timely payment for qualifying school district general obligation bonds. As of September 2006 the state has guaranteed $1.81 billion through this program.


         Throughout the biennium, the General Fund experiences regular mismatches in the timing of revenue receipts and required expenditures. In the past the state had used interfund borrowings to correct these mismatches. The Legislature authorized the use of Tax anticipation notes as a short term borrowing tool to help manage the State's cash. The Tax anticipation notes are full faith and credit obligations of the State, to which the State pledges all available funds.


         Revenue bonds are accounted for through direct revenue and conduit revenue bonds. Examples of direct revenue bonds include lottery, transportation, highway user tax, single and multi-family housing and economic development. Conduit revenue bonds include industrial development revenue bonds ("IDBs"), Oregon Facilities Authority ("OFA") revenue bonds and some multi-family housing revenue bonds. The IDBs are issued to finance the expansion, enhancement, or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. OFA is a public corporation created in 1989 to assist with the assembling and financing of lands for health care, housing, educational and cultural uses, and for the construction and financing of facilities for such uses. The authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which projects were financed.



         The State is statutorily authorized to enter into financing agreements though the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, the Department of Administrative Services, and the Oregon University System. Also, certificates of participation have been used for the acquisition, construction, or remodeling of buildings by the Departments of Administrative Services, Fish and Wildlife, Agriculture, Oregon University System, Forestry, Military, Corrections, the State Fair, Public Employees Retirement System, and Oregon Youth Authority. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 2006, the certificates of participation debt totaled $1.1 billion.



         In order to balance the budget for the 2001-2003 biennium the Legislature authorized the issuance of approximately $431.5 million in bonds subject to appropriation. As of September 2006, $360.2 million were outstanding. The State does not have authority to issue more of these bonds.



         The Treasurer on behalf of the State may also issue Federally taxable bonds in those situations where securing a Federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property; and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements is treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statutes.


When-Issued and Delayed Delivery Obligations

         The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options


         The Trust is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them.


         Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

         Municipal Security Index Futures currently are based on a municipal security index developed by the Chicago Board of Trade ("CBT") (the "Municipal Security Index"). Financial Futures contracts based on the current Municipal Security Index began trading on October 25, 2002. The Municipal Security Index is comprised of 100 to 250 tax-exempt municipal securities. Each bond included in the Municipal Security Index must be rated Aaa by Moody's and AAA by S&P and must have a remaining maturity of 10 to 40 years. New issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Security Index quarterly. The value of the Municipal Security Index is computed daily by a recognized independent pricing service according to a formula based on the price of each bond in the Municipal Security Index, as evaluated by the pricing service.

         The Municipal Security Index Futures contract is traded on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Oregon Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

         The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

         Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Oregon Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                                 Trust Policies

Investment Restrictions

         The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

            The Trust cannot buy any securities other than Oregon Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

         The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.


         The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

         The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

         The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Trust has industry investment requirements.

         The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Trust cannot make loans.

         The Trust can buy those Oregon Obligations which it is permitted to buy; this is investing, not making a loan. The Trust cannot lend its portfolio securities.

7. The Trust can borrow only in limited amounts for special purposes.

         The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income.

          Except in connection with borrowings, the Trust will not issue senior securities.

         The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.


8. The Trust's investment in obligations subject to the Federal alternative minimum tax is limited.


         As a fundamental policy, at least 80% of the Trust's net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.


                             Management of the Trust

The Board of Trustees

         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.


         The Trust has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls. The Audit Committee held four meetings during the last fiscal year.



         The Trust has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.


Trustees and Officers

         The following material includes information about each Trustee, officer and Trustee Emeritus of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.


                                                                       Number of
                        Positions Held                                 Portfolios      Other Directorships
                        with                                           in Fund         Held by Trustee
                        Trust and                                      Complex         (The position held is
Name, Address(1)        Length of          Principal Occupation(s)     Overseen        a directorship unless
and Date of Birth       Service(2)         During Past 5 Years         by Trustee      indicated otherwise.)
------------------      ----------         -------------------         ----------      ---------------------

Interested
Trustee(3)

Diana P. Herrmann       Trustee since      Vice Chair and Chief Executive     12      ICI Mutual Insurance Company
New York, NY            1994,              Officer of Aquila Management
(02/25/58)              President          Corporation, Founder of the
                        since 1998,        Aquila Group of Fundssm(4) and
                        and Vice Chair     parent of Aquila Investment
                        of the Board       Management LLC, Manager, since
                        since 2003         2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President,
                                           Senior Vice President or Vice
                                           President, 1986-1997; Chief
                                           Executive Officer and Vice
                                           Chair since 2004 and President,
                                           Chief Operating Officer and
                                           Manager of the Manager since
                                           2003; Chair, Vice Chair,
                                           President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the
                                           Aquila Group of Fundssm since 1986;
                                           Director of the Distributor since
                                           1997; trustee, Reserve Money-Market
                                           Funds, 1999-2000 and Reserve Private
                                           Equity Series, 1998-2000; Governor,
                                           Investment Company Institute and head
                                           of its Small Funds Committee since
                                           2004; active in charitable and
                                           volunteer organizations.

John W. Mitchell         Trustee since     Principal of M & H Economic         1      None
Portland, OR             1999              Consultants; Economist, Western
(07/13/44)                                 Region, for U. S. Bancorp since
                                           1998; Chief Economist, U.S.
                                           Bancorp, Portland, Oregon,
                                           1983-1998; member, Oregon
                                           Governor's Council of Economic
                                           Advisors, 1984-1998; Chairman,
                                           Oregon Governor's Technical
                                           Advisory Committee for Tax
                                           Review in 1998.

Non-interested
Trustees

James A. Gardner         Chair of the     President, Gardner Associates,       1      None
Terrebonne, OR           Board of         an investment and real estate
(07/22/43)               Trustees since   firm, since 1989; Partner,
                         2005 and         Ranch of the Canyons, a real
                         Trustee since    estate firm, since 1991;
                         1986             President Emeritus, Lewis and
                                          Clark College and Law School;
                                          director, Oregon High Desert
                                          Museum since 1989, Vice
                                          Chairman since 2002; active in
                                          civic, business, educational
                                          and church organizations in
                                          Oregon.

Gary C. Cornia           Trustee since    Director, Romney Institute of        4      None
Orem, UT                 2002             Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 -
                                          present; Professor, Marriott
                                          School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association;
                                          Fellow, Lincoln Institute of
                                          Land Policy, 2002 - present;
                                          Associate Dean, Marriott School
                                          of Management, Brigham Young
                                          University, 1991-2000; Utah
                                          Governor's Tax Review Committee
                                          since 1993.

Edmund P. Jensen        Trustee           President and CEO, VISA              1    BMG-Seltec, a software
Portland, OR            since 2003        International, 1994-1999;                 company; Portland Family of
(04/13/37)                                director: Phoenix Technologies,           Funds, a community
                                          a Tech/BIOS company, 2000-2005;           investment bank.
                                          Corillian Corp., a banking
                                          software company, 2000-2002;
                                          Trintech, a payment software
                                          company, 1999-2002.

Timothy J. Leach         Trustee since    UC Berkeley Haas School of           2      None
Orinda, CA               2005             Business Executive Education,
(08/28/55)                                Lecturer since 2006; Regional
                                          Chief Executive Officer, US
                                          Trust Company, N.A., 2005-2006;
                                          Executive Vice President &
                                          Chief Investment Officer, U.S.
                                          Trust Company, New York, NY,
                                          2004-2005; Executive Vice
                                          President & Chief Investment
                                          Officer, Private Asset
                                          Management Group, Wells Fargo
                                          Bank, San Francisco, CA,
                                          1999-2003; CEO, President and
                                          Chief Investment Officer, ABN
                                          Amro Asset Management (USA),
                                          1998-1999; President & Chief
                                          Investment Officer, Qualivest
                                          Capital Management Inc. and
                                          Senior Vice President & Chief
                                          Investment Officer, Trust &
                                          Investment Group, US Bancorp,
                                          Portland, OR, 1994-1998.

Ralph R. Shaw            Trustee since    President, Shaw Management           1    Schnitzer Steel Industries,
Portland, OR             2000             Company, an investment                    Inc., Telestream, Inc., BMG
(08/23/38)                                counseling firm, 1980 -                   Seltec Corporation, Rentrak
                                          present; General Partner, Shaw            Corporation, United Fund
                                          Venture Partners, 1983 - 2005;            Advisors, One-to-One
                                          Shaw Venture Partners II, 1987            Interactive.
                                          - 2005; and Shaw Venture
                                          Partners III, 1994 - 2005 (US
                                          Bancorp, parent of the
                                          Sub-Adviser, was a limited
                                          partner in these three
                                          ventures).

Nancy Wilgenbusch       Trustee since     President, Marylhurst                1    Chair, Oregon Regional
Marylhurst, OR          2002              University since 1984; member,            Advisory Board for
(09/17/47)                                former Chair, Portland Branch             PacifiCorp; West Coast Bank's
                                          of the Federal Reserve Bank of            Board; director, Cascade
                                          San Francisco; active board               Corporation, a leading
                                          member of a number of civic               international manufacturer of
                                          organizations.                            lift truck attachments;
                                                                                    director, Scottish Power.
Other Individuals

Trustees Emeritus(5)

Lacy B. Herrmann        Founder and       Founder and Chairman of the         N/A              N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005; Chairman    organization and parent of the
                        of the Board of   Manager or Administrator and/or
                        Trustees          Adviser or Sub-Adviser to each
                        1985-2004 and     fund of the Aquila Group of
                        Trustee,          Fundssm; Chairman of the
                        1985-2005         Manager or Administrator and/or
                                          Adviser or Sub-Adviser to each
                                          since 2004; Founder and
                                          Chairman Emeritus of each fund
                                          in the Aquila Group of Fundssm;
                                          previously Chairman and a
                                          Trustee of each fund in the
                                          Aquila Group of Fundssm since
                                          its establishment until 2004 or
                                          2005; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

Vernon R. Alden          Trustee          Retired; former director or        N/A              N/A
Boston, MA               Emeritus since   trustee of various Fortune 500
(04/07/23)               2006             companies, including
                                          Colgate-Palmolive and McGraw
                                          Hill; formerly President of
                                          Ohio University and Associate
                                          Dean of the Harvard University
                                          Graduate School of Business
                                          Administration; member of
                                          several Japan-related advisory
                                          councils, including Chairman of
                                          the Japan Society of Boston;
                                          trustee of various cultural,
                                          educational and civic
                                          organizations.

David B. Frohnmayer      Trustee          President, University of Oregon    N/A              N/A
Eugene, OR               Emeritus since   since 1994; former Dean of the
(07/09/40)               2003             University of Oregon Law School
                                          and former Attorney General of
                                          the State of Oregon; Trustee,
                                          Tax-Free Trust of Oregon,
                                          1997-2003.

Raymond H. Lung          Trustee          Retired; trustee, Qualivest        N/A              N/A
Portland, OR             Emeritus since   Group of Funds, 1994-1997;
(12/24/26)               2005             former Executive Vice President
                                          and Executive Trust Officer,
                                          U.S. National Bank of Oregon;
                                          previously active in bank trade
                                          organizations and director of
                                          certain Pacific Northwest
                                          companies; Trustee, Tax-Free
                                          Trust of Oregon, 1992-2005.

Patricia L. Moss         Trustee          President and Chief Executive      N/A               N/A
Bend, OR                 Emeritus since   Officer, Cascade Bancorp and
(07/23/53)               2005             Bank of the Cascades since 1998;
                                          Trustee, Tax-Free Trust of
                                          Oregon, 2002-2005; active in
                                          community and educational
                                          organizations.

Richard C. Ross          Trustee          Retired; President of Richard      N/A               N/A
Lake Oswego, OR          Emeritus since   Ross Communications, a
(07/04/21)               2006             consulting firm, since 1986;
                                          Senior communications consultant
                                          to Pihas, Schmidt, Westerdahl,
                                          advertising and public
                                          relations, 1986-1988; Executive
                                          News Director of KATU
                                          Television, 1975-1986; News
                                          Director of KGW-TV, 1956-1975;
                                          President of the Oregon chapter
                                          of the National Multiple
                                          Sclerosis Society, 1984-1986;
                                          Chairman of the Broadcasters
                                          Group of the
                                          Bar-Press-Broadcasters
                                          professional relations
                                          committee, 1964-1984; Former
                                          President of the Rotary Club of
                                          East Portland.
Officers


Charles E.               Executive Vice   Executive Vice President of all     N/A                N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Fundssm and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

James M. McCullough      Senior Vice      Senior Vice President or Vice       N/A                N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and two
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2002       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Municipal Bond Funds
                                          since 1995; Vice President,
                                          Churchill Cash Reserves Trust,
                                          1995-2001.

Sally J. Church          Vice President   Vice President, Tax-Free Trust     N/A                 N/A
Portland, OR             since 2002       of Oregon since 2002 and
(10/17/48)                                1989-1997; retired, 1997-2002;
                                          Vice President of Aquila
                                          Cascadia Equity Fund, 1996-1997.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky     N/A                 N/A
Portland, OR             since 1998       Mountain Equity Fund and
(02/10/64)                                Tax-Free Trust of Oregon;
                                          Management Information Systems
                                          consultant, Hillcrest Ski and
                                          Sport, 1997; Institutional
                                          Municipal Bond Salesperson,
                                          Pacific Crest Securities, 1996;
                                          active in college alumni and
                                          volunteer organizations.

Robert W. Anderson       Chief            Chief Compliance Officer of the    N/A                 N/A
New York, NY (08/23/40)  Compliance       Trust and each of the other
                         Officer since    funds in the Aquila Group of
                         2004 and         Fundssm, the Manager and the
                         Assistant        Distributor since 2004,
                         Secretary        Compliance Officer of the
                         since 2000       Manager or its predecessor and
                                          current parent 1998-2004;
                                          Assistant Secretary of the
                                          Aquila Group of Fundssm since
                                          2000.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquila Group of Fundssm since
(11/06/56)               Officer since    2003 and Treasurer since 2000.
                         2003 and
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of the
                                          Aquila Group of Fundssm.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquila Group of Fundssm since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquila Group of Fundssm since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquila Group of Fundssm,
                                          1995-1998.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Mr. Mitchell is an interested person as a security holder and an employee of the Sub-Adviser's parent.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

(5) A Trustee Emeritus may attend Board meetings but has no voting power.





                                            Securities Holdings of the Trustees
                                            -----------------------------------
                                                     (as of 12/31/06)

                                                        Dollar Range of          Aggregate Dollar Range of Ownership in
Name of                                              Ownership in Tax-Free             the Aquila Group of Fundssm
Trustee                                               Trust of Oregon(1)                 Overseen by Trustee(1)
-------                                               ---------------                    -------------------

Interested Trustees

Diana P. Herrmann                                             C                                    E

John W. Mitchell                                              D                                    D

Non-interested Trustees

James A. Gardner                                              C                                    C

Gary C. Cornia                                                D                                    E

Edmund P. Jensen                                              C                                    C

Timothy J. Leach                                              B                                    B

Ralph R. Shaw                                                 C                                    C

Nancy Wilgenbusch                                             C                                    C

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2006, the Trust paid a total of $233,394 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.



         The Trust is one of the twelve funds in the Aquila Group of Fundssm, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquila Group of Fundssm. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Fundssm.




                                                     Compensation
                                                     from all                   Number of
                                                     funds in the               boards on
                           Compensation              Aquila                     which the
                           From the                  Group of                   Trustee now
Name                       Trust                     Fundssm                    serves

James A.
Gardner                    $39,000                   $39,000                    1

Gary C.
Cornia                     $23,000                   $75,375                    4

Edmund P.
Jensen                     $21,500                   $21,500                    1

Timothy J.
Leach                      $22,500                   $41,875                    2

John W.
Mitchell                   $23,000                   $23,000                    1

Ralph R.
Shaw                       $31,000                   $31,000                    1

Nancy
Wilgenbusch                $23,000                   $23,000                    1

         Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below).


                             Ownership of Securities


         On January 10, 2007, the following persons held 5% or more of any class of the Trust's outstanding shares. On the basis of information received from these institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.





Name and Address
 of the Holder of
 Record                                     Number of Shares                  Percent of Class

Merrill Lynch Pierce Fenner & Smith
4800 Deer Lake Drive East                   347,296 Class C Shares                12.16%
Jacksonville, FL                            281,241 Class Y Shares                 6.78%

South Valley Bank and Trust
P.O. Box 1784
Medford, OR                                 429,696 Class Y Shares                10.36%

Charles Schwab and Company
101 Montgomery Street
San Francisco, CA                           406,050 Class Y Shares                 9.79%

Additional 5% shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees


         During the fiscal years ended September 30, 2006, 2005 and 2004 the Trust incurred management fees (investment advisory fees) as follows:


                  2006              $1,742,346

                  2005              $1,788,408

                  2004              $1,764,876

The management fee is treated as a Trust expense and, as such, is allocated to each class of shares based on the relative net assets of that class.


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by employees of Aquila Investment Management LLC.

The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

         (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

         (ii) determine what securities shall be purchased or sold by the Trust;

         (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

         (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

         The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

         (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

         (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

         (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

         (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

          (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

         (vi) respond to any inquiries or other communications of shareholders of the Trust and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

         The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Trust; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.


         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Manager or the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% from current fees of 0.40 of 1% of such net asset value.


The Sub-Advisory Agreement

         The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

         The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time;
(4) any policies and determinations of the Board of Trustees of the Trust; and
(5) the fundamental policies of the Trust, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Trust.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

         The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

         The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

         The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Trust and by such a vote of the Trustees.

         The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

Additional Information about the Portfolio Manager

         Michael Hamilton is the portfolio manager responsible for the day-to-day management of the Trust.


         Mr. Hamilton manages four other investment company portfolios with assets of $264,300,000 as of December 31, 2006. He manages no other pooled investment vehicles. He manages ten other accounts with an aggregate value of $192,800,000 as of December 31, 2006.



         The compensation paid by the client varies. Generally, compensation by the accounts and the funds is computed as a percentage of assets under management. No account or fund has performance-based fees. While fees are payable by the investment companies other than the Trust at a greater rate than with respect to the Trust, the Sub-Adviser considers that those funds are in general more complex to manage and receive more extensive administrative and other services under their agreements than the Trust, and accordingly the fee differences by themselves do not present a conflict of interest.


         In general, it is unlikely that the Trust's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Trust's investment program. The minimum block sizes and maturity requirements of purchases for the Trust typically differ from the investment requirements of other accounts managed by the portfolio manager.

         There are three elements to portfolio manager compensation.

         Base Pay. Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

         Annual Cash Incentive. Mr. Hamilton is paid an annual incentive based upon investment performance, generally over the past one- and three-year periods. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon Mr. Hamilton's performance and experience, and market levels of base pay for such position.


         The portion of the maximum potential annual cash incentive that is paid out is based upon performance of four of the five funds, including the Trust, which Mr. Hamilton manages relative to the portfolio's appropriate Lipper industry peer group, a subjective component equal to 25% of the maximum potential annual cash incentive, and 10% for contributions to two other Funds. Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group, and the maximum annual cash incentive is attained at top quartile performance versus the Lipper industry peer group, subject to the 25% subjective component.



         Investment performance is measured on a gross basis for the portfolio result and for the Lipper industry peer group.



         Long Term Incentive Payments. Long-term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of FAF Advisors, Inc. Long-term incentive payments are compromised of two components: (i) FAF Advisors, Inc. phantom options and restricted stock units and (ii) U.S Bancorp options and restricted stock.



         As of December 31, 2006 the range of the value of securities in the Trust beneficially owned by Mr. Hamilton was $1-$10,000.


Underwriting Commissions


     During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Trust and the amount retained by the Distributor, respectively, were as follows:


                     Sales Charges                       Retained by Distributor

2006                 $   635,150                         $  122,650

2005                 $   809,222                         $  157,559

2004                 $   808,995                         $  149,424

         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase and Value of All
Class A Shares Held by a Single          Sales Charge as Percentage of Public     Commissions as Percentage of
Purchaser                                Offering Price                           Offering Price

Less than $25,000                                        4.00%                              3.00%
$25,000 but less than $50,000                            3.75%                              3.00%
$50,000 but less than $100,000                           3.50%                              2.75%
$100,000 but less than $250,000                          3.25%                              2.75%
$250,000 but less than $500,000                          3.00%                              2.50%
$500,000 but less than $1,000,000                        2.50%                              2.25%


Distribution Plan

         The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.


Provisions Relating to Class A Shares  (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

         During the fiscal year ended September 30, 2006 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan.

Payments to Qualified Recipients


         During the fiscal year ended September 30, 2006, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:


                 To All Qualified Recipients          To Distributor          To Other Qualified Recipients

Part I           $540,787                             $26,203                 $514,584

Part II          $280,484                             $82,253                 $198,231



         All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.


         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

         The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.


         During the fiscal year ended September 30, 2006, $93,495 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.


         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended September 30, 2006.


General Provisions

         While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Trust, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm


         The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.



         The Trust's Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Trust's assets.



         The Trust's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Trust's financial statements.


                    Brokerage Allocation and Other Practices


         During the fiscal years ended September 30, 2006, 2005 and 2004, all of the Trust's portfolio transactions were principal transactions and no brokerage commissions were paid.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

                                  Capital Stock

         The Trust has four classes of shares.


         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Trust or of Class A Shares of any of the other funds in the Aquila Group of Fundssm. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.


         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

         * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

         The Trust's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Oregon Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Business Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and


                  (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquila Group of Fundssm that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.


         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Trust's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:



        Value of Holdings At the                CDSC You will Pay on        Commission Paid to
            Time of Purchase                         Redemption                Broker/Dealer

  $1 million and up to $2.5 million        1% in years 1 & 2                 1%
                                           0.50 of 1% in years 3 &4
                                           None                              0.25% in 4 payments over 4 years

  Over $2.5 million and up to $5           0.50 of 1% in year 1              0.50%
  million                                  0.25 of 1% in year 2
                                           0.0 in years 3 & 4
                                           None                              0.25% in 2payments over 2 years

  Over $5 million                          None                              0.25%


         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.


         The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                                   Amount Distributed to
                                                   Broker/Dealer as a Percentage
Amount of Purchase                                 of Purchase Price

$1 million but less than $2.5 million              1%

$2.5 million but less than $5 million              0.50 of 1%

$5 million or more                                 0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent


         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased, with a sales charge, within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.


General

     Class A Shares may be purchased without a sales charge by:

* current and former Trustees and officers of any funds in the Aquila Group of Fundssm,


* the directors, Trustees, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Fundssm and the parents and/or affiliates of such companies,

* selected broker dealers, their officers and employees and other investment professionals,


* certain persons connected with firms providing legal, advertising or public relations assistance,

*    certain family members of, and plans for the benefit of, the foregoing; and

* plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

         Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

         The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

         (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

        (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

       (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Additional Compensation for Financial Intermediaries

     The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Trust shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Trust.

     Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Trust or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.


     At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Trust and other funds in the Aquila Group of Fundssm without allocation for services provided to particular funds.


     Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

          o assistance in training and educating the financial advisor's personnel;

          o participation in the financial advisor's conferences and meetings;

          o    advertising of the Trust's shares;

          o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

          o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

          o    shareholder appreciation events;

          o exhibit space or sponsorships at regional or national events of financial intermediates;

          o    participation in special financial advisor programs;

          o continued availability of the Trust's shares through the financial advisor's automated trading platform;

          o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Trust representatives;

          o inclusion of the Trust and/or the Aquila Group of Fundssm on preferred or recommended sales lists; and

          o    other comparable expenses at the discretion of the Distributor.

     The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.

     The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

     The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

         *    for fractional Class A Shares;
         * if you have selected Automatic Investment or Telephone Investment for Class A Shares;
         * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or
         *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust, the other tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquila Group of Fundssm. All of the funds have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:
                             800-437-1000 toll-free

         Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.


         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.


         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)


         Each of the funds in the Aquila Group of Fundssm now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.


         You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Trust's Board of Trustees the Trust's normal practice is that most or all of the Oregon Obligations in the Trust's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Oregon Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Oregon Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Trust's Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Trust has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Trust's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Trust.

Limitation of Redemptions in Kind

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

         Under Trust policies, the Manager publicly discloses the complete schedule of the Trust's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Trust's schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust's website at www.aquilafunds.com.

         In addition, the Manager may share the Trust's non-public portfolio holdings information with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust. The Manager may also disclose non-public information regarding the Trust's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust's shareholders and the Trust's Manager, Sub-Adviser, Distributor or any affiliated person of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Trust, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                           Additional Tax Information
Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Trust

         During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally the Trust must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Trust intends to meet such requirements.

Tax Effects of Redemptions

         Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


         Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended September 30, 2006 were as follows:



                            Net Underwriting        Compensation on
   Name of Principal          Discounts and         Redemptions and      Brokerage Commissions   Other Compensation
      Underwriter              Commissions            Repurchases



Aquila Distributors,            $122,650                  None                   None                  None(*)
Inc.


(*) Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings - There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3 This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

         Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB      Bonds rated BBB are of adequate credit quality.

BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high), Short term debt rated R-2 is of adequate credit quality and within the three subset grades, R-2 (middle), debt protection ranges from having reasonable ability for timely repayment to a level R-2 (low) which is considered only just adequate.

R-3 (high), Short term debt rated R-3 is speculative, and within the three subset grades, the capacity R-3 (middle), for timely payment ranges from mildly speculative to doubtful.
R-3 (low)

         Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.